ADT Provides Solar Business Update and Advances Capital Allocation Strategy Exits Residential Solar Business Increases Quarterly Dividend by 57% and Authorizes $350 Million Share Repurchase Program Continues to Strengthen Balance Sheet Schedules Fourth Quarter and Full Year 2023 Reporting Date BOCA RATON, Fla., Jan. 24, 2024 – ADT Inc. (NYSE: ADT), the most trusted brand in smart home and small business security, today announced it will be exiting its residential solar business. The Company will remain focused on cash flow generation and capital-efficient growth within its core security and smart home business. As part of this continued focus, ADT is also advancing its capital allocation strategy, including a cash dividend increase and authorization of a new share repurchase program. “The decision to exit solar operations was made after careful deliberation, and we expect this strategic action to drive substantial operational and financial benefits to ADT,” said ADT Chairman, President and CEO, Jim DeVries. “We want to acknowledge and thank our employees, partners, and customers as we work through this transition.” Solar Business Update Over the first nine months of 2023, ADT’s core business exhibited strong performance, while the solar business faced challenges, including operational difficulties and macroeconomic headwinds causing deterioration of conditions industrywide. As a result of these challenges, the Solar segment generated an Adjusted EBITDA loss of $89 million during this period. Following the previously announced restructuring of its solar footprint and a detailed strategic review, ADT’s Board of Directors has approved the exit of this segment, which may include the transfer of components of the business to other parties. The Company expects to incur certain one-time exit charges and cash expenditures with potential offsets from asset sales or reduced tax expenses. As previously disclosed, as of September 30, 2023, the goodwill balance for the Solar reporting unit was zero. At this time, the Company is still analyzing the estimated net amount or range of amounts expected to be incurred in connection with this plan. Exhibit 99.1 Strong Cash Flowing Core Business Propelling Capital Allocation Update Supported by ADT’s confidence in the strong cash flow generation of its core business, today the Company is also announcing the following: • Dividend Increase – The Company’s Board of Directors has declared a quarterly cash dividend of $0.055 per share, payable on April 4, 2024, to shareholders of record at the close of business on March 14, 2024. The quarterly dividend represents a 57% increase over the previous quarterly dividend. • Share Repurchase Authorization – The Company’s Board of Directors has authorized a $350 million share repurchase program. As the Company executes share repurchases, the Board will periodically review the remaining authorization as part of its capital allocation strategy. • Balance Sheet Fortification – Consistent with the plan from its third quarter earnings announcement, on December 29, 2023, the Company repaid $500 million of First Lien Senior Secured Notes due 2024, completing an overall 2023 reduction of ADT’s total debt by approximately $2 billion. Further, following two corporate rating upgrades in 2023, the Company improved borrowing costs and extended debt maturities and in 2024, will have only $150 million of maturities and amortization payments. The Company remains focused on achieving its targeted net leverage ratio of less than 3.0x. • Core Investment – On December 20, 2023, the Company closed on a strategic bulk purchase of approximately 57,000 customer accounts for $89 million cash with attractive returns. This portfolio of customers is concentrated in a few key geographies, all of which align with existing platforms, enabling strong economies of scale upon integration. This transaction was not included in prior cash flow guidance. Fourth Quarter and Full Year 2023 Earnings Conference Call More details and an update on the business will be provided when the Company releases its fourth quarter and full year 2023 results on February 28, 2024. Following the release, management will host a conference call at 10 a.m. ET to discuss the financial results and lead a question-and-answer session. Participants may listen to a live webcast through the investor relations website at investor.adt.com. A replay of the webcast will be available on the website within 24 hours of the live event. Alternatively, participants may listen to the live call by dialing 1-404-975-4839 (domestic) or 1-833-470-1428 (international) and providing the access code 533961. An audio replay will be available for two weeks following the call and can be accessed by dialing 1-866- 813-9403 (domestic) or 1-929-458-6194 (international) and providing the access code 375946. About ADT Inc. ADT provides safe, smart and sustainable solutions for people, homes and small businesses. Through innovative offerings, unrivaled safety and a premium customer experience, all delivered by the largest network of smart home security professionals in the U.S., we empower people to protect and connect to what matters most. For more information, visit www.adt.com. ADT Contacts Investor Relations: investorrelations@adt.com; 888-238-8525 Media Relations: media@adt.com Forward-Looking Statements ADT has made statements in this press release that are forward-looking and therefore subject to risks and uncertainties, including those described below. All statements, other than statements of historical fact, included in this document are, or could be, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”) and are made in reliance on the safe harbor protections provided thereunder. These forward-looking statements relate to, among other things, the Company exiting the residential solar business and the expected costs and benefits of such exit; the repurchase of shares of the Company’s common stock under the authorized share repurchase program; the Company’s ability to reduce debt or improve leverage ratios, or to achieve or maintain its long-term leverage goals; the integration of the strategic bulk purchase of customer accounts; any stated or implied outcomes with regards to the foregoing; and other matters. Without limiting the generality of the preceding sentences, any time the Company uses the words “expects,” “intends,” “will,” “anticipates,” “believes,” “confident,” “continue,” “propose,” “seeks,” “could,” “may,” “should,” “estimates,” “forecasts,” “might,” “goals,” “objectives,” “targets,” “planned,” “projects,” and, in each case, their negative or other various or comparable terminology, and similar expressions, the Company intends to clearly express that the information deals with possible future events and is forward-looking in nature. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. These forward-looking statements are based on management’s current beliefs and assumptions and on information currently available to management. ADT cautions that these statements are subject to risks and uncertainties, many of which are outside of ADT’s control, and could cause future events or results to be materially different from those stated or implied in this press release, including among others, factors relating to uncertainties as to any difficulties with respect to ADT’s planned exit of the residential solar business, including expenses associated with the separation of certain solar branches and personnel; the effect of the announcement of ADT exiting the residential solar business on ADT’s ability to retain and hire key personnel and to maintain relationships with customers, suppliers and other business partners; risks related to the possible diversion of management’s attention from ADT’s core CSB business operations as a result of ADT announcing its exit from the residential solar business; uncertainties as to ADT’s ability and the amount of time necessary to realize the expected benefits of the planned exit from the residential solar business and the recent strategic bulk purchase of customer accounts; activity in repurchasing shares of ADT’s common stock under the authorized share repurchase program; dividend rates or yields for any future quarter; and risks that are described in the Company’s Amended Annual Report, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings with the SEC, including the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein. Any forward-looking statement made in this press release speaks only as of the date on which it is made. ADT undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments, or otherwise. Non-GAAP Measures The Company is not providing forward-looking guidance for U.S. GAAP financial measures or a quantitative reconciliation to the most directly comparable GAAP measures for its forward-looking non-GAAP measures because the GAAP measures cannot be reliably estimated and the reconciliations cannot be performed without unreasonable effort due to their dependence on future uncertainties and adjusting items that the Company cannot reasonably predict at this time but which may be material. Net Leverage Ratio is a non-GAAP measure. Net Leverage Ratio is calculated as the ratio of net debt to last twelve months (“LTM”) Adjusted EBITDA (discussed below). Net debt is calculated as GAAP total debt excluding the Receivables Facility, including capital leases, minus cash and cash equivalents. We define Adjusted EBITDA as GAAP income or loss from continuing operations adjusted for (i) interest; (ii) taxes; (iii) depreciation and amortization, including depreciation of subscriber system assets and other fixed assets and amortization of dealer and other intangible assets; (iv) amortization of deferred costs and deferred revenue associated with subscriber acquisitions; (v) share-based compensation expense; (vi) merger, restructuring, integration, and other items such as separation costs; (vii) losses on extinguishment of debt; (viii) radio conversion costs net of any related incremental revenue earned; (ix) adjustments related to acquisitions, such as contingent consideration and purchase accounting adjustments, or dispositions; (x) impairment charges; and (xi) other income/gain or expense/loss items such as changes in fair value of certain financial instruments or financing and consent fees.